UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          March 15, 2007
                                                    ----------------------------


                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         New Jersey                   001-16197             22-3537895
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


158 Route 206, Peapack-Gladstone, New Jersey                        07934
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code    (908) 234-0700
                                                      --------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 15, 2007, the Board of Directors of Peapack-Gladstone Financial Corporation (the "Corporation") approved various changes to its By-Laws, which are attached hereto and incorporated herein by reference. These changes bring the By-Laws in conformance with both modern business practices and current regulatory requirements. A summary of such changes is below.

A number of changes were of a formatting, stylistic or grammatical nature and were not substantive. Accordingly, these changes are not summarized herein.

In addition to these formatting, stylistic or grammatical changes, the following changes were made:

      o in Article I, Section 1, changes were made to the time and required location of the annual meeting of shareholders;
      o in Article II, Section 4, the time and days of the Board's regular meetings were changed;
      o in Article II, Section 5, electronic mail was added as a form of notice of special meetings of the Board of Directors;
      o in Article III, Section 1, the required membership of the Executive Committee was changed to include the President, the requirement that the Executive Committee meet on a regular basis was eliminated and the ability of certain officers to call a special meeting of the Executive Committee was added;
      o in Article III, Section 2, the Audit Committee description was rewritten to bring it up to date with the current responsibilities of the Corporation's Audit Committee;
      o in Article III, Section 3, the Compensation Committee description was rewritten to bring it up to date with the current responsibilities of the Corporation's Compensation Committee;
      o in Article III, Section 4, the Nominating Committee description was rewritten to bring it up to date with the current responsibilities of the Corporation's Nominating Committee;
      o in Article III, Section 5, the Capital Committee description was rewritten to bring it up to date with the current responsibilities of the Corporation's Capital Committee;
      o in Article V, Section 1, the list of officers to be elected by the Board was expanded to include the President of PGB Trust & Investments, the Chief Financial Officer and one or more Assistant Secretaries;
      o in Article V, Section 2, language giving the Chief Executive Officer the right to assign duties to the Chairman of the Board was eliminated;
      o  in  Article  V,  Section  5,  language  was  added to  provide  for the appointment and duties of the President of PGB Trust & Investments;
      o  in Article V, Section 6,  language was added to link the title of Chief
         Financial Officer to that of Treasurer, and to replace the President with the Chief Executive Officer as the officer responsible for assigning duties to the Chief Financial Officer and Treasurer;
      o in Article V, Section 7, language was added to allow the Chief Executive Officer to assign duties to the Secretary;
      o in Article V, Section 8, language was added to provide for the appointment and duties of one or more Assistant Secretaries;
      o in Article VI, Section 2, the list of officers able to sign stock certificates was changed; and
      o in Article VIII, the list of officers able to affix the corporate seal to documents was changed.

Item 9.01 Financial Statements and Exhibits

     3(ii) By-Laws of the Registrant.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            PEAPACK-GLADSTONE FINANCIAL CORPORATION


Dated: March 16, 2007       By:    /s/ Arthur F. Birmingham
                                   ------------------------------
                            Name:  Arthur F. Birmingham
                            Title: Executive Vice President and Chief Financial
                                   Officer

                                  EXHIBIT INDEX

Exhibit No.           Title
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   3(ii)              By-Laws of the Registrant.